United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 8, 2021

Date of Report (Date of earliest event reported)

Inception Growth Acquisition Limited

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41134	86-2648456
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

875 Washington Street New York, NY	10014
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (315) 636-6638

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of common stock, $0.0001 par value, one-half (1/2) of one redeemable warrant and one right entitling the holder to receive one-tenth of a share of common stock	IGTAU	The Nasdaq Stock Market LLC
Common Stock, par value $0.0001 per share	IGTA	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for one share of common stock at an exercise price of $11.50	IGTAW	The Nasdaq Stock Market LLC
Rights, each to receive one-tenth of one share of common stock	IGTAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 13, 2021, Inception Growth Acquisition Limited (the “Company”) consummated its initial public offering (the “IPO”) of 9,000,000 units (the “Units”), each Unit consisting of one share of common stock of the Company, par value $0.0001 per share (the “Common Stock”), one-half of one redeemable warrant (the “Warrant”), each whole Warrant entitling the holder thereof to purchase one share of Common Stock for $11.50 per share, and one right (the “Right”) to receive one-tenth (1/10) of a share of Common Stock upon consummation of an initial business combination. The Units were sold at a price of $10.00 per Unit, generating aggregate gross proceeds to the Company of $90,000,000.

On December 9, 2021, the underwriters of the IPO fully exercised their over-allotment option, and the closing and sale of an additional 1,350,000 Units (the “Over-Allotment Units”) occurred on December 13, 2021. The issuance by the Company of the Over-Allotment Units at a price of $10.00 per Unit resulted in total gross proceeds of $13,500,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-257426) related to the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on June 25, 2021 (as amended, the “Registration Statement”):

●	An Underwriting Agreement, dated December 8, 2021, by and between the Company and EF Hutton, division of Benchmark Investments, LLC, a copy of which is filed as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated December 8, 2021, by and between the Company and Continental Stock Transfer & Trust Company, LLC as warrant agent, a copy of which is filed as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Rights Agreement, dated December 8, 2021, by and between the Company and Continental Stock Transfer & Trust Company as rights agent, a copy of which is filed as Exhibit 4.2 hereto and incorporated herein by reference.

●	A Letter Agreement, dated December 8, 2021, by and among the Company and its officers and directors, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated December 8, 2021, by and between the Company and Soul Venture Partners LLC, the sponsor of the Company (the “Sponsor”), a copy of which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated December 8, 2021, by and between the Company and Continental Stock Transfer & Trust Company as trustee, a copy of which is filed as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated December 8, 2021, by and among the Company and certain security holders, a copy of which is filed as Exhibit 10.4 hereto and incorporated herein by reference.

●	An Administrative Support Agreement, dated December 8, 2021, by and between the Company and Soul Venture Partners LLC, a copy of which is filed as Exhibit 10.5 and incorporated herein by reference.

●	Indemnity Agreements, each dated as of December 8, 2021, by and between the Company and each of the officers and directors of the Company, a form of which is filed as Exhibit 10.6 and incorporated herein by reference.

●	A Private Placement Warrant Agreement, dated December 8, 2021, by and between the Company and the Sponsor, a copy of which is filed as Exhibit 10.7 and incorporated herein by reference.

As of December 13, 2021, a total of $104,535,000 of the net proceeds from the IPO (including the over-allotment) and the Private Placement (as defined below) were deposited in a trust account established for the benefit of the Company’s public stockholders. An audited balance sheet as of December 13, 2021 reflecting receipt of the proceeds upon consummation of the IPO (including the over-allotment) and the Private Placement will be filed within 4 business days of the consummation of the IPO.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company consummated the private placement (“Private Placement”) with the Sponsor of 4,721,250 warrants (the “Private Warrants”) at a price of $1.00 per Private Warrant, generating total proceeds of $4,721,250.

The Private Warrants are identical to the warrants sold in the IPO except that the Private Warrants will be non-redeemable and the shares of common stock issuable upon exercise thereof are entitled to registration rights pursuant to the Registration Rights Agreement, in each case so long as they continue to be held by the Sponsor or their permitted transferees. Additionally, our Sponsor has agreed not to transfer, assign, or sell any of the Private Warrants or underlying securities (except in limited circumstances, as described in the Registration Statement) until 30 days after the Company completes its initial business combination.

The Private Warrants were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

As of December 13, 2021, a total of $104,535,000 of the net proceeds from the IPO (including the over-allotment) and the Private Placement were deposited in a trust account established for the benefit of the Company’s public stockholders. An audited balance sheet as of December 13, 2021, reflecting receipt of the proceeds upon consummation of the IPO (including the over-allotment) and the Private Placement will be filed within 4 business days of the consummation of the IPO.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws.

On December 8, 2021, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation with the Delaware Secretary of State. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Company’s Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto, and is incorporated by reference herein.

Item 8.01. Other Events.

On December 8, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated December 8, 2021, by and between the Company and EF Hutton, division of Benchmark Securities, Inc., as representative of the several underwriters

3.1	Amended & Restated Certificate of Incorporation of the Company

4.1	Warrant Agreement, dated December 8, 2021, by and between the Company and Continental Stock Transfer & Trust Company

4.2	Rights Agreement, dated December 8, 2021, by and between the Company and Continental Stock Transfer & Trust Company

10.1	Letter Agreement, dated December 8, 2021, by and among the Company and its officers and directors

10.2	Letter Agreement, dated December 8, 2021, by and between the Company and its Sponsor

10.3	Investment Management Trust Agreement, dated December 8, 2021, by and between the Company and Continental Stock Transfer & Trust Company

10.4	Registration Rights Agreement, dated December 8, 2021, by and among the Company and certain security holders

10.5	Administrative Support Agreement, dated December 8, 2021, by and between the Company and the Sponsor

10.6	Form of Indemnity Agreement, by and between the Company and each of the officers and directors of the Company

10.7	Private Placement Warrants Subscription Agreement, dated December 8, 2021, between the Company and the Sponsor

99.1	Press Release Dated December 8, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 13, 2021	Inception Growth Acquisition Limited

	By:	/s/ Felix Yun Pun Wong
	Name:	Felix Yun Pun Wong
	Title:	Chief Financial Officer

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